UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

DIADEXUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Oyster Point Boulevard, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 246-6400

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 9, 2012, diaDexus, Inc. (the “Company”) issued a press release announcing certain preliminary financial information as of and for its fourth quarter and full fiscal year ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 of this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01.	Other Events.

The Company has scheduled its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) for Thursday, May 17, 2012.

Because the date of the 2012 Annual Meeting is more than 30 days before the anniversary of the date of the 2011 Annual Meeting of Stockholders, in accordance with the requirements for advance notice set forth in the Company’s bylaws, a stockholder that desires to introduce a stockholder proposal or nominate a director candidate from the floor of the 2012 Annual Meeting must submit that proposal or nomination in writing to the Company’s Secretary at the address below no earlier than January 18, 2012 and no later than February 17, 2012. The written proposal or nomination must comply with the Company’s bylaws. The Chairperson of the 2012 Annual Meeting may refuse to acknowledge or introduce any stockholder proposal or the nomination of any person made after February 17, 2012, or that does not comply with the Company’s bylaws.

Proposals on matters appropriate for stockholder consideration consistent with Rule 14a-8 under the Exchange Act, submitted by a stockholder for inclusion in the Company’s proxy statement and form of proxy for the 2012 Annual Meeting, must be received by the Company’s Secretary at the address below no later than January 18, 2012. The submission of such proposals by stockholders is subject to Rule 14a-8 under the Exchange Act and must comply with the Company’s bylaws.

Any stockholder proposal or nomination must be delivered to the Company’s Secretary at diaDexus, Inc., c/o Brian E. Ward, 349 Oyster Point Boulevard, South San Francisco, California 94080.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

diaDexus, Inc.
(Registrant)
Date: January 9, 2012

	By:	/s/ Brian E. Ward
Brian E. Ward
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release